UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.   )

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Bank of America Corporation

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Your Vote Counts! BANK OF AMERICA CORPORATION 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735 D71878-P68338 You invested in BANK OF AMERICA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2022. Get informed before you vote View the 2022 Notice of Annual Meeting and Proxy Statement, 2021 Annual Report to Shareholders, and proxy card online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 26, 2022 10:00 a.m., Eastern time Virtually at: www.virtualshareholdermeeting.com/BAC2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.proxyvote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Electing directors: Nominees: 1a. Sharon L. Allen 1b. Frank P. Bramble, Sr. 1c. Pierre J.P. de Weck 1d. Arnold W. Donald 1e. Linda P. Hudson 1f. Monica C. Lozano 1g. Brian T. Moynihan 1h. Lionel L. Nowell III 1i. Denise L. Ramos 1j. Clayton S. Rose 1k. Michael D. White 1l. Thomas D. Woods 1m. R. David Yost 1n. Maria T. Zuber 2. Approving our executive compensation (an advisory, non-binding “Say on Pay” resolution) 3. Ratifying the appointment of our independent registered public accounting firm for 2022 4. Ratifying the Delaware Exclusive Forum Provision in our Bylaws 5. Shareholder proposal requesting a civil rights and nondiscrimination audit 6. Shareholder proposal requesting adoption of policy to cease financing new fossil fuel supplies 7. Shareholder proposal requesting a report on charitable donations NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For For For For For For For For For For For Against Against Against Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”. D71879-P68338